UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 Washington Street,	Suite 1300
Conshohocken,	PA	19428
(Address of principal executive offices)		(Zip Code)
 (610) 934-2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 1, 2025, Hamilton Lane Advisors, L.L.C. (“HLA”), the operating subsidiary of Hamilton Lane Incorporated, entered into a Second Amendment to the Multi-Draw Term Loan and Security Agreement (the “Second Amendment”) with JPMorgan Chase Bank, N.A. (“JPM”), amending the Multi-Draw Term Loan and Security Agreement, dated as of October 20, 2022, between JPM and HLA (as previously amended, the “2022 Term Loan Agreement”).

The 2022 Term Loan Agreement provides for term loans in the aggregate principal amount of $75 million, subject to an aggregate cap of loans that may be outstanding under all of HLA’s loan agreements with JPM of $325 million (the “Cap”). Borrowings under the 2022 Term Loan Agreement accrue interest at a rate equal to the greater of (a) the Prime Rate (as defined therein) minus 1.50% and (b) 3.00%. The Second Amendment to the 2022 Term Loan Agreement, among other things, (a) changes the aggregate principal amount of terms loans from $75 million to $50 million, subject to the Cap, (b) changes certain dates related to interest payments and repayments of the term loans thereunder, and (c) changes the interest rate for borrowings thereunder to equal the greater of (a) the Prime Rate minus 1.35% and (b) 3.00%.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the new agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1º	Multi-Draw Term Loan and Security Agreement, dated October 20, 2022, between JPMorgan Chase Bank, N.A. and Hamilton Lane Advisors, L.L.C. (conformed through Second Amendment).
104	Cover page Interactive Data File (embedded within the Inline XBRL document)
º Confidential information in this exhibit has been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: October 6, 2025

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary